UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS  December 31, 2014 Unaudited

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—12.2%
Hotels, Restaurants & Leisure—1.3%
GTECH SpA	2,188,794	$48,967,823
McDonald’s Corp.	882,720	82,710,864
		131,678,687

Internet & Catalog Retail—0.4%
JD.com, Inc., ADR[1]	1,783,500	41,270,190

Media—3.1%
Walt Disney Co. (The)	2,470,790	232,723,710
Zee Entertainment Enterprises Ltd.	12,727,224	76,425,465
		309,149,175

Specialty Retail—3.3%
Inditex SA	5,702,436	163,391,559
Tiffany & Co.	1,509,638	161,319,917
		324,711,476

Textiles, Apparel & Luxury Goods—4.1%
Brunello Cucinelli SpA	280,196	6,282,096
Hermes International	51,658	18,419,899
Kering	831,151	159,795,092
LVMH Moet Hennessy Louis Vuitton SA	1,059,000	167,463,955
Tod’s SpA	603,520	52,373,455
		404,334,497

Consumer Staples—6.1%
Beverages—1.4%
Ambev SA, ADR	9,899,250	61,573,335
Fomento Economico Mexicano SAB de CV, ADR[1]	826,173	72,728,009
		134,301,344

Food Products—2.7%
Nestle SA	1,374,966	100,787,128
Unilever plc	4,186,949	170,076,950
		270,864,078

Household Products—2.0%
Colgate-Palmolive Co.	2,931,778	202,849,720

	Shares	Value
Energy—1.6%
Energy Equipment & Services—1.0%
Technip SA	1,642,460	$98,077,295

Oil, Gas & Consumable Fuels—0.6%
Repsol SA	3,324,106	61,788,993

Financials—22.4%
Capital Markets—5.4%
Credit Suisse Group AG1	4,628,220	116,024,038
Deutsche Bank AG	2,580,279	77,990,875
Goldman Sachs Group, Inc. (The)	823,348	159,589,543
UBS Group AG1	10,293,583	176,943,606
		530,548,062

Commercial Banks—7.5%
Banco Bilbao Vizcaya Argentaria SA	11,747,015	110,557,246
Citigroup, Inc.	3,891,510	210,569,606
ICICI Bank Ltd., Sponsored ADR	15,126,365	174,709,516
Itau Unibanco Holding SA, ADR	6,718,767	87,411,159
Societe Generale SA	1,704,126	71,609,584
Sumitomo Mitsui Financial Group, Inc.	2,380,100	85,998,971
		740,856,082

Diversified Financial Services—3.1%
BM&FBovespa SA	14,776,700	54,739,841
FNFV Group[1]	295,090	4,644,717
McGraw Hill Financial, Inc.	2,795,039	248,702,570
		308,087,128

Insurance—5.5%
Allianz SE	1,024,498	170,224,096
Dai-ichi Life Insurance Co. Ltd. (The)	7,727,800	117,267,117
FNF Group	2,202,260	75,867,857
Prudential plc	7,978,960	183,612,953
		546,972,023

Real Estate Management & Development—0.9%
DLF Ltd.	43,566,942	93,614,139

1    OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

	Shares	Value
Health Care—17.3%
Biotechnology—6.8%
Biogen Idec, Inc.[1]	264,430	$89,760,763
BioMarin Pharmaceutical, Inc.[1]	777,784	70,311,674
Bluebird Bio, Inc.[1]	287,460	26,365,831
Celldex Therapeutics, Inc.[1,2]	4,502,719	82,174,622
Circassia Pharmaceuticals plc[1]	10,063,080	43,447,736
Clovis Oncology, Inc.[1]	959,254	53,718,224
Gilead Sciences, Inc.[1]	1,335,570	125,890,828
Medivation, Inc.[1]	488,981	48,707,397
Vertex Pharmaceuticals, Inc.[1]	1,142,657	135,747,652
		676,124,727

Health Care Equipment & Supplies—2.0%
St. Jude Medical, Inc.	997,330	64,856,370
Swiss Medical SA1,2,3	182,400,000	18,401,606
Zimmer Holdings, Inc.	1,044,024	118,413,202
		201,671,178

Health Care Providers & Services—3.7%
Aetna, Inc.	2,083,449	185,072,775
Anthem, Inc.	1,459,155	183,372,009
		368,444,784

Pharmaceuticals—4.8%
Allergan, Inc.	442,173	94,001,558
Bayer AG	1,166,182	159,428,035
Roche Holding AG	435,697	118,091,517
Shire plc	862,992	61,059,460
Theravance Biopharma, Inc.[1]	588,092	8,774,333
Theravance, Inc.	2,324,924	32,897,675
		474,252,578

Industrials—12.1%
Aerospace & Defense—2.6%
Airbus Group NV	3,405,838	169,158,452
Embraer SA, Sponsored ADR	2,367,895	87,280,610
		256,439,062

	Shares	Value
Air Freight & Couriers—1.3%
United Parcel Service, Inc., Cl. B	1,160,680	$129,032,796

Building Products—1.6%
Assa Abloy AB, Cl B	2,975,885	157,266,296

Construction & Engineering—0.4%
FLSmidth & Co. AS	942,633	41,350,235

Electrical Equipment—2.6%
Emerson Electric Co.	1,401,240	86,498,545
Nidec Corp.	2,075,216	134,603,726
Prysmian SpA	1,899,226	34,568,193
		255,670,464

Industrial Conglomerates—2.9%
3M Co.	926,680	152,272,058
Seibu Holdings, Inc.	1,282,400	26,163,474
Siemens AG	986,055	111,828,690
		290,264,222

Machinery—0.7%
FANUC Corp.	398,600	65,784,398

Information Technology—23.2%
Communications Equipment—2.6%
Telefonaktiebolaget LM Ericsson, Cl. B	21,322,856	258,239,785

Electronic Equipment, Instruments, & Components—4.5%
Keyence Corp.	346,453	153,457,158
Kyocera Corp.	2,278,400	104,427,729
Murata Manufacturing Co. Ltd.	1,775,904	193,988,241
		451,873,128

Internet Software & Services—6.8%
Alibaba Group Holding Ltd., Sponsored ADR[1]	195,100	20,278,694
eBay, Inc.[1]	4,006,488	224,844,106
Facebook, Inc., Cl. A1	1,976,900	154,237,738
Google, Inc., Cl. A1	260,030	137,987,520
Google, Inc., Cl. C1	260,030	136,879,792
		674,227,850

2    OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services—0.2%
Earthport plc[1]	22,803,961	$15,562,744

Semiconductors & Semiconductor Equipment—3.6%
Altera Corp.	5,054,897	186,727,895
Maxim Integrated Products, Inc.	5,243,335	167,105,087
		353,832,982

Software—5.5%
Adobe Systems, Inc.[1]	2,484,614	180,631,438
Intuit, Inc.	1,966,820	181,321,136
SAP SE	2,559,346	180,959,786
		542,912,360

Materials—1.6%
Chemicals—1.0%
Linde AG	547,037	102,033,197

Metals & Mining—0.6%
Alrosa AO	29,732,510	33,524,624
Vale SA, Cl. B, Sponsored ADR	3,003,270	24,566,748
		58,091,372

Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
KDDI Corp.	2,561,900	160,298,660
Total Common Stocks (Cost $5,668,896,271)		9,732,475,707

Preferred Stocks—1.9%
Bayerische Motoren Werke (BMW) AG, Preference	2,244,641	184,220,651
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	294,074,928	4,053,154
Total Preferred Stocks (Cost $76,337,741)		188,273,805

	Units	Value
Rights, Warrants and Certificates—0.1%
Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 1EUR, Exp. 1/7/15[1]	11,747,015	$1,122,943
Gtech SpA Rts., Strike Price 19.174EUR, Exp. 1/9/15[1]	2,188,794	64,625
Repsol SA Rts., Strike Price 1EUR, Exp. 1/8/15[1]	3,324,106	1,838,207
Total Rights, Warrants and Certificates (Cost $—)		3,025,775

	Shares
Investment Company—0.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,4] (Cost $3,147,183)	3,147,183	3,147,183
Total Investments, at Value (Cost $5,748,381,195)	100.1%	9,926,922,470
Net Other Assets (Liabilities)	(0.1)	(8,909,154)

Net Assets	100.0%	$9,918,013,316

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR Euro

1. Non-income producing security.

3    OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions	Shares December 31, 2014

Celldex Therapeutics, Inc.	4,109,129	393,590	—	4,502,719
Oppenheimer Institutional Money Market Fund, Cl. E	—	138,672,566	135,525,383	3,147,183
Swiss Medical SA	49,975,200	182,400,000	49,975,200	182,400,000

	Value	Income

Celldex Therapeutics, Inc.	$82,174,622	$—
Oppenheimer Institutional Money Market Fund, Cl. E	3,147,183	1,948
Swiss Medical SA	18,401,606	—

Total	$103,723,411	$1,948

3. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $18,401,606, which represents 0.19% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$18,401,606	$11,988,394

4. Rate shown is the 7-day yield as of December 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$4,430,954,376	44.6%
Japan	1,041,989,474	10.5
Germany	986,685,330	10.0
Switzerland	530,247,896	5.4
France	515,365,824	5.2
Sweden	415,506,081	4.2
United Kingdom	412,700,383	4.2
India	348,802,274	3.5
Spain	338,698,949	3.4
Brazil	315,571,693	3.2
Netherlands	169,158,453	1.7
Italy	142,256,192	1.4
Mexico	72,728,009	0.7
China	61,548,884	0.6
Ireland	61,059,460	0.6
Denmark	41,350,235	0.4
Russia	33,524,624	0.3
Cayman Islands	8,774,333	0.1

Total	$9,926,922,470	100.0%

4    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2014

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended, The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when

5    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

6    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2014 based on valuation input level:

7    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$518,024,681	$693,119,344	$—	$1,211,144,025
Consumer Staples	337,151,064	270,864,078	—	608,015,142
Energy	—	159,866,288	—	159,866,288
Financials	961,494,968	1,258,582,466	—	2,220,077,434
Health Care	1,320,064,913	382,026,748	18,401,606	1,720,493,267
Industrials	455,084,009	740,723,464	—	1,195,807,473
Information Technology	1,390,013,406	906,635,443	—	2,296,648,849
Materials	24,566,748	135,557,821	—	160,124,569
Telecommunication Services	—	160,298,660	—	160,298,660
Preferred Stocks	4,053,154	184,220,651	—	188,273,805
Rights, Warrants and Certificates	—	3,025,775	—	3,025,775
Investment Company	3,147,183	—	—	3,147,183

Total Assets	$5,013,600,126	$4,894,920,738	$18,401,606	$9,926,922,470

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,788,647,436
Federal tax cost of other investments	1,692,909

Total federal tax cost	$5,790,340,345

Gross unrealized appreciation	$4,528,299,524
Gross unrealized depreciation	(390,023,731)

Net unrealized appreciation	$4,138,275,793

9    OPPENHEIMER GLOBAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/11/2015